UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: March 23, 2004
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                   333-107055                  13-3320910
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)


                    11 Madison Avenue, New York, New York           10010
                    -------------------------------------           -----
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)       (ZIP CODE)


Registrant's telephone number, including area code:  (212) 325-2000
                                                     --------------

Item 5.  Other Events.
         ------------

         On April 29, 2004, the Registrant will cause the issuance and sale of Credit Suisse First Boston Mortgage Securities Corp., Home Equity Mortgage Trust 2004-2 Home Equity Pass-Through Certificates, Series 2004-2, (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2004, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and JPMorgan Chase Bank, as Trustee.

         In connection with the sale of the Certificates by Credit Suisse First Boston LLC (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-107055, which Collateral Term Sheets are being filed manually as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

                  (a) Financial Statements.
                      --------------------

                      Not applicable.

                  (b) Pro Forma Financial Information.
                      -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


                                 ITEM 601(A) OF
                                 REGULATION S-K
        EXHIBIT NO.                 EXHIBIT NO.             DESCRIPTION
        -----------                 -----------             -----------
             1                         99              Collateral Term Sheets

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CREDIT SUISSE FIRST BOSTON
                                               MORTGAGE SECURITIES CORP.


                                               By: /s/ John Graham
                                                   ----------------------
                                               Name:   John Graham
                                               Title:  Vice President



Dated: March 23, 2004

                                  EXHIBIT INDEX



                                Item 601(a) of
                                Regulation S-K                     Sequentially
     Exhibit Number             Exhibit No.                    Numbered Description             Page
     --------------             -----------                    --------------------             ----
          1                          99                       Collateral Term Sheets        Filed Manually